UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2005

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

NEW HAMPSHIRE	0-18552	02-0177370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

25 Manchester Street,
Merrimack, New Hampshire 03054
(Address of principal executive offices, including Zip Code)

(603) 882-5191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      On April 8, 2005, Pennichuck Corporation ("Pennichuck"), Pennichuck East Utility, Inc., a wholly owned subsidiary of Pennichuck ("PEU"; Pennichuck and PEU are sometimes individually and collectively referred to as the "Borrower") and Fleet National Bank, a Bank of America company (the "Bank"), entered into an Amendment Agreement ("Amendment Agreement") to a certain Loan Agreement between the Borrower, The Southwood Corporation ("Southwood"), Pennichuck Water Service Corporation ("PWSC"; Southwood and PWSC are sometimes individually and collectively referred to as the "Guarantor") and the Bank dated April 8, 1998, as amended (the "Loan Agreement"), and certain loan documents referenced therein or contemplated thereby (collectively, the "Loan Documents"). Pursuant to the Loan Documents, the Bank made a $4,500,000 loan to Borrower (the "Loan") and a $4,500,000 line of credit loan to Pennichuck (the "Line of Credit"), both of which loans were guaranteed by the Guarantor. In connection with the Amendment Agreement, the maturity date of the Loan was extended, the interest rate options available to the Borrower with respect to the Loan were amended, the Line of Credit was paid in full, the Bank released the Guarantors from their respective obligations under the Loan Documents, further released or terminated all other collateral granted by the Borrower to the Bank to secure the Loan, and made certain other changes to the Loan Documents (as so amended, the "Amended Loan Documents").

      The Loan will mature, and all amounts due under the Loan Agreement and the Promissory Note of the Borrower to the Bank, as each was amended by the Amendment Agreement (respectively, the "Amended Loan Agreement" and the "Amended Note"), will be due and payable in full on December 31, 2009 (the "Maturity Date"). Until maturity, the Borrower is required to make payments of interest only to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Amended Note and the Amended Loan Agreement. At the Borrower's option, advances under the Amended Loan Documents may bear interest at (i) a variable per annum rate equal to the Prime Rate plus the Prime Applicable Margin (as such terms are defined in the Amended Loan Documents); or (ii) a per annum rate equal to the one (1), two (2), three (3) or six (6) month LIBOR plus the LIBOR Applicable Margin (as such terms are defined in the Amended Loan Documents). The Borrower has the option under the Amended Loan Agreement to "swap" a LIBOR based interest rate on the Loan pursuant to an interest rate swap agreement, as more fully set forth in the Amended Loan Documents. Among other covenants and agreements set forth in the Amended Loan Agreement, until payment in full of all indebtedness and performance of all obligations owing thereunder, Pennichuck is required to maintain the following financial ratios or measures determined or computed in accordance with generally accepted accounting principles with respect to Pennichuck on a consolidated basis: (a) a "Basic Fixed Charge Coverage Ratio," as defined, of at least 1.2: 1.0; (b) a "Tangible Net Worth," as defined, equal to at least $25 million plus new equity issuance, if any; and (c) a ratio of "Funded Debt," as defined, to "Capital," as defined, not exceeding 65%.

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      The Borrower's obligations to the Bank with respect to the Loan are cross-defaulted with all loans or obligations, now existing or hereafter arising, of either Borrower owed to the Bank, or any affiliate of the Bank. Further all of each Borrower's obligations, if any, to any of its Subsidiaries, and shareholders, officers or directors of any Borrower for borrowed money are subordinated to the Borrower's performance of its obligations to the Bank with respect to the Loan.

      Pursuant to the Amendment Agreement, until payment in full of the Loan, the Borrower has agreed, among other things, as follows: neither Pennichuck nor PEU shall (a) be a party to any merger, consolidation or any other reorganization, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any person, partnership, corporation or entity, subject to certain exceptions or prior consent of the Bank provided therein, including, subject to certain conditions precedent, Pennichuck's acquisition of assets or capital stock of a regulated utility; (b) sell, lease, transfer or otherwise dispose of all or, in the opinion of the Bank, a substantial portion of Pennichuck's or PEU's assets and properties, except in the ordinary course of business; (c) guarantee, endorse or otherwise become contingently liable for the obligations of any other person, partnership, corporation or other entity except Pennichuck may guaranty obligations of its wholly owned subsidiaries provided the same does not result in a default under the Amended Loan Documents; or (d) except in the ordinary course of business consistent with past practice, incur, create, assume or suffer to exist any mortgage, pledge, lien or other encumbrance on any of their respective assets, now or hereafter owned, subject to certain exceptions.

      At the option of the Bank, the Amended Note shall become immediately due and payable in full, without further demand or notice, on the earlier of (i) the Maturity Date, or (ii) the occurrence of an Event of Default under the Amended Loan Agreement or any of the Amended Loan Documents. Under the Amended Loan Agreement, an Event of Default includes, among other things, (a) default by any Borrower in payment within ten (10) business days of the due date of any principal or interest called for under its payment obligations under the Amended Loan Agreement or other Amended Loan Documents; (b) the dissolution, termination of existence, merger or consolidation of any Borrower or any Subsidiary, as defined, or a sale or taking by eminent domain of all or a material portion of the assets of any Borrower or any of its Subsidiaries out of the ordinary course of business without the prior written consent of the Bank; (c) the transfer of the majority voting capital stock of any Borrower or any of its Subsidiaries; (d) the assets of the Borrower or any Subsidiary or any material portion thereof are taken by eminent domain, or (e) the Loan is cross-defaulted as set forth in the Amended Loan Agreement.

The foregoing summary is qualified in its entirety by reference to the Amendment Agreement, a copy of which is filed herewith and incorporated by reference herein.

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Item 9.01 - Financial Statements and Exhibits.

(c) The following exhibit is included with this Report:

Exhibit No.	Description

10.1	Amendment Agreement by and among Pennichuck Corporation, Pennichuck East Utility, Inc., and Fleet National Bank, dated as of April 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005	PENNICHUCK CORPORATION

(Registrant)

/s/ Donald L. Correll

Donald L. Correll, President and
Chief Executive Officer

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LIST OF EXHIBITS

Exhibit No.	Description

10.1	Amendment Agreement by and among Pennichuck Corporation, Pennichuck East Utility, Inc., and Fleet National Bank dated as of April 8, 2005.

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